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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





                     Date of Report (Date of earliest event
                                   reported):

                                 April 26, 1996


            MEDICAL TECHNOLOGY AND INNOVATIONS, INC., F/K/A SOUTHSTAR
                                PRODUCTIONS, INC.
             (Exact name of registrant as specified in this charter)



     FLORIDA                   33-27610-A           65-0278549
(State or other jurisdiction  (Commission          (IRS Employer
of incorporation               File Number)        Identification No.)



                       3125 NOLT ROAD, LANCASTER, PA 17601
                    (Address of principal executive offices)



Registrant's telephone number, including area code (717)892-6770



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 26, 1996, the Registrant engaged Simon Lever & Company as its independent accountant. The decision of the Registrant was recommended by the Registrant's Board of Directors and approved by its shareholders. The Registrant's former independent accountant report did not contain an adverse opinion nor was it modified as to uncertainty, audit scope or accounting principles. In addition, there were no disagreements between the Registrant and the former independent accountant.

ITEM 5. OTHER EVENTS.

     On September 26, 1996 the following individuals were elected to serve as Directors of the Registrant: John Berhman, Matt Crimmins, Tom Penaluna, William Scot, Jeremy Feakins, Steven Gill and George Hartman.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     (a)  EXHIBITS

          1. Letter from Registrant's former independent accountant certifying to Item 4 above.

ITEM 8.  CHANGE IN FISCAL YEAR

         On April 26, 1996, the Company elected to change its fiscal year end to June 30. This will be reported on the Registrant's 10-KSB for the year ending June 30, 1996.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MEDIAL TECHNOLOGY AND INNOVATIONS, INC.
                                        (Registrant)




                            By: /s/ Jeremy Feakins
                                -------------------------
                                Jeremy Feakins, President




Dated: May 1, 1996


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